Exhibit 10.4.13

March 28, 2007

SMTC Manufacturing Corporation of Canada

Societe de Fabrication SMTC du Canada

635 Hood Road

Markham, Ontario

L3R 4N6

Attention: Jane Todd

Dear Sirs/Mesdames:

Re:	Wachovia Capital Finance Corporation (Canada) and SMTC Manufacturing Corporation of Canada/Societe de Fabrication SMTC du Canada

Reference is made to a Loan Agreement dated as of June 1, 2004 as amended March 10, 2005, August 17, 2005, June 12, 2006, August 1, 2006 and September 20, 2006 (the “Loan Agreement”) between SMTC Manufacturing Corporation of Canada/Societe de Fabrication SMTC du Canada, as borrower (“Borrower”), and Congress Financial Corporation (Canada), now known as Wachovia Capital Finance Corporation (Canada), as lender (“Lender”). All capitalized terms used in this notice of extension but not defined herein have the meanings given to such terms in the Loan Agreement.

Borrower is hereby given notice that Lender has agreed to extend the Renewal Date of the Loan Agreement to April 15, 2008. All other terms and conditions of the Loan Agreement remain in full force and effect, unamended. Borrowers agree to pay to Lender an early termination fee equal to 0.50% of the Canadian Maximum Credit if the Loan Agreement is terminated prior to October 15, 2007.

Yours very truly,

WACHOVIA CAPITAL FINANCE CORPORATION (CANADA)

By:	/s/ Darrell Kay
Name:	Darrell Kay
Title:	Vice President

The undersigned Borrower hereby acknowledges receipt of the foregoing notice of extension of the Loan Agreement and agree to same.

Dated this 28th day of March, 2007.

SMTC MANUFACTURING CORPORATION OF CANADA/SOCIETE DE FABRICATION SMTC DU CANADA

By:	/s/ Jane Todd
Name:	Jane Todd
Title:	SVP Finance & CFO

By:	/s/ Jane Todd
Name:	Jane Todd
Title:	SVP Finance & CFO

[Intentionally Left Blank]

Each of the undersigned Obligors hereby:

(a)	acknowledges, confirms and agrees that such Obligor’s Financing Agreements (as each of the same may have been amended, modified, supplemented, extended, renewed, restated or replaced) remain in full force and effect as at the date hereof in respect of each of the Borrower’s Obligations under the Loan Agreement, as renewed/extended as herein provided; and

(b)	acknowledges and confirms that such Obligor has received a copy of the Loan Agreement and this notice of extension and understands the terms thereof.

Dated this 28th day of March, 2007.

SMTC NOVA SCOTIA COMPANY		940862 ONTARIO INC.

By:	/s/ Jane Todd	By:	/s/ Jane Todd
Name:	Jane Todd	Name:	Jane Todd
Title:	SVP Finance & CFO	Title:	SVP Finance & CFO

SMTC MANUFACTURING CORPORATION OF WISCONSIN		SMTC MEX HOLDINGS, INC.

By:	/s/ Jane Todd	By:	/s/ Jane Todd
Name:	Jane Todd	Name:	Jane Todd
Title:	SVP Finance & CFO	Title:	SVP Finance & CFO

SMTC CORPORATION		SMTC MANUFACTURING CORPORATION OF NORTH CAROLINA

By:	/s/ Jane Todd	By:	/s/ Jane Todd
Name:	Jane Todd	Name:	Jane Todd
Title:	SVP Finance & CFO	Title:	SVP Finance & CFO

HTM HOLDINGS, INC.		RADIO COMPONENTES DE MEXICO, S.A. DE C.V.

By:	/s/ Jane Todd	By:	/s/ Jane Todd
Name:	Jane Todd	Name:	Jane Todd
Title:	SVP Finance & CFO	Title:	SVP Finance & CFO

SMTC DE CHIHUAHUA, S.A. DE C.V.

By:	/s/ Jane Todd
Name:	Jane Todd
Title:	SVP Finance & CFO